UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 7, 2014

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1ST CONSTITUTION BANCORP

INFORMATION TO BE INCLUDED IN THE REPORT

Explanatory Note

On February 10, 2014, 1st Constitution Bancorp (the “Company”) filed a Current Report on Form 8-K to report under Item 2.01 thereof that the merger of Rumson-Fair Haven Bank and Trust Company (“Rumson”) with and into 1st Constitution Bank (the “Bank”), a wholly-owned subsidiary of the Company, with the Bank continuing as the surviving entity, was consummated effective as of 3:30 p.m., Eastern Standard Time, on February 7, 2014 as contemplated by the Agreement and Plan of Merger, dated August 14, 2013 and as amended on September 19, 2013, by and among the Company, the Bank and Rumson (the “Merger Agreement”).  In response to Item 9.01(a) and (b) of such Form 8-K, the Company stated that it would file the required financial statements of the business acquired and pro forma financial information by amendment. This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information.

Item 9.01         Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

Rumson’s (i) unaudited consolidated statement of condition as of September 30, 2013, (ii) audited consolidated statements of condition as of December 31, 2012 and 2011, (iii) unaudited consolidated statements of income and comprehensive income for the nine months ended September 30, 2013 and 2102, (iv) audited consolidated statements of income and comprehensive income for the years ended December 31, 2012 and 2011, (v) unaudited consolidated statement of changes in stockholders’ equity for the nine months ended September 30, 2013, (vi) audited consolidated statement of changes in stockholders’ equity for the years ended December 31, 2012 and 2011, (vii) unaudited statements of cash flows for the nine months ended September 30, 2013 and 2012 and (viii) audited statements of cash flows for the years ended December 31, 2012 and 2011, each as filed in Amendment No. 2 to the Company’s Registration Statement on Form S-4, have not been changed and are incorporated herein by reference to Exhibit 99.2.

(b)           Pro Forma Financial Information.

The pro forma financial information required by this item is incorporated herein by reference to Exhibit 99.3.

(d)           Exhibits.

Exhibit No.	Title
2.1*
Agreement and Plan of Merger dated as of August 14, 2013 and as amended on September 19, 2013 by and between 1st Constitution Bancorp, 1st Constitution Bank and Rumson-Fair Haven Bank and Trust Company (incorporated by reference to Annex A of the Registration Statement on Form S-4/A filed by 1st Constitution Bancorp on December 12, 2013 (Registration No. 333-191841))

23.1	Consent of ParenteBeard LLC

99.1*	Press release, dated February 10, 2014 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by 1st Constitution Bancorp on February 10, 2014 (File No. 000-32891))

99.2
Unaudited consolidated financial statements for the nine months ended September 30, 2013 and 2012 and audited consolidated financial statements for the years ended December 31, 2012 and 2011 of Rumson-Fair Haven Bank and Trust Company

99.3	Unaudited pro forma condensed consolidated financial statements

*  Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: April 25, 2014	By:	/s/ ROBERT F. MANGANO
Name: Robert F. Mangano Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Title
2.1*
Agreement and Plan of Merger dated as of August 14, 2013 and as amended on September 19, 2013 by and between 1st Constitution Bancorp, 1st Constitution Bank and Rumson-Fair Haven Bank and Trust Company (incorporated by reference to Annex A of the Registration Statement on Form S-4/A filed by 1st Constitution Bancorp on December 12, 2013 (Registration No. 333-191841))

23.1	Consent of ParenteBeard LLC

99.1*	Press release, dated February 10, 2014 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by 1st Constitution Bancorp on February 10, 2014 (File No. 000-32891))

99.2
Unaudited consolidated financial statements for the nine months ended September 30, 2013 and 2012 and audited consolidated financial statements for the years ended December 31, 2012 and 2011 of Rumson-Fair Haven Bank and Trust Company

99.3	Unaudited pro forma condensed consolidated financial statements

*  Previously filed.